A. M. Castle & Co.

POSITIONED FOR **Growth**

NYSE: CAS

August 2011

Forward Looking Statements

Information provided and statements contained in this presentation that are not purely historical are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended ("Securities Act"), Section 21E of the Securities Exchange Act of 1934, as amended ("Exchange Act"), and the Private Securities Litigation Reform Act of 1995. Such forward-looking statements only speak as of the date of this presentation and the Company assumes no obligation to update the information included in this presentation. Such forward-looking statements include information concerning our possible or assumed future results of operations, including descriptions of our business strategy. These statements often include words such as "believe," "expect," "anticipate," "intend," "predict," "plan," or similar expressions. These statements are not guarantees of performance or results, and they involve risks, uncertainties, and assumptions. Although we believe that these forward-looking statements are based on reasonable assumptions, there are many factors that could affect our actual financial results or results of operations and could cause actual results to differ materially from those in the forward-looking statements, including those risk factors identified in Item 1A "Risk Factors" of our Annual Report on Form 10-K for the fiscal year ended December 31, 2010, which was filed with the U.S. Securities and Exchange Commission on March 14, 2011.

All future written and oral forward-looking statements by us or persons acting on our behalf are expressly qualified in their entirety by the cautionary statements contained or referred to above. Except for our ongoing obligations to disclose material information as required by the federal securities laws, we do not have any obligations or intention to release publicly any revisions to any forward-looking statements to reflect events or circumstances in the future or to reflect the occurrence of unanticipated events.

Regulation G & Other Cautionary Notes

This presentation includes non-GAAP financial measures to assist the reader in understanding our business. The non-GAAP financial information should be considered supplemental to, and not as a substitute for, or superior to, financial measures calculated in accordance with U. S. GAAP. However, we believe that non-GAAP reporting, giving effect to the adjustments shown in the reconciliation contained in the appendix to this presentation, provides meaningful information and therefore we use it to supplement our GAAP guidance. Management often uses this information to assess and measure the performance of our operating segments. We have chosen to provide this supplemental information to investors, analysts and other interested parties to enable them to perform additional analyses of operating results, to illustrate the results of operations giving effect to the non-GAAP adjustments shown in the reconciliations and to provide an additional measure of performance.

The Company believes that the use and presentation of EBITDA, which is defined by the Company as income before provision for income taxes plus depreciation and amortization, and interest expense, less interest income, is widely used by the investment community for evaluation purposes and provides the investors, analysts and other interested parties with additional information in analyzing the Company's operating results. EBITDA should not be considered as an alternative to net income or any other item calculated in accordance with U.S. GAAP, or as an indicator of operating performance. Our definition of EBITDA used here may differ from that used by other companies.

The financial information herein contains audited and unaudited information and has been prepared by management in good faith and based on data currently available to the Company.

In this presentation, we refer to information and statistics regarding the general manufacturing markets. We obtained this information and these statistics from sources other than us, such as Purchasing magazine and the Institute of Supply Management, which we have supplemented where necessary with information from publicly available sources and our own internal estimates. We have used these sources and estimates and believe them to be reliable.

Overview

- 120 year history in the metal service center industry
- One of the largest metal service center companies in the U.S., $944 million 2010 revenue
- Supplying over 5,000 products to 25,000 customers
- Foremost global distributor of specialty grade, high performance metals
- Diversified Plastics business with a wide variety of products and large customer base
- Solutions provider of specialty processing services and supply chain management solutions
- Strong exposure to high-growth end-markets including Oil & Gas, Mining and Heavy Equipment and Aerospace
- Expanding global footprint









Key End Markets









Markets Served
2010 Revenue Breakdown



Machine Tools & General Equip 15%
Heavy Equipment 10%
Power Generation 5%
Oil & Gas 10%
Aerospace 30%
Military & Defense 4%
Plastics 11%
Other 15%

Global Demand Recovery Driving Growth in Key End Markets

Product Portfolio






Products Provided
2010 Revenue Breakdown


Aluminum
24%
Alloy
21%
Titanium
3%
Carbon
15%
Plastics
11%
Other
3%
Stainless &
Nickel
23%

Diversified Product Offering with Focus on Specialty Materials

Service Solutions
Serving Vital Link in Global Metal Supply Chain


Mills
A. M. Castle
Sub
Sub
Sub
Sub
Sub
Sub
Global OEMs
Global

A. M. Castle is a Vital Link in the Metal Supply Chain

- Purchase metal at mill minimum order quantities
- Leverage diverse mill relationships to achieve procurement advantages (price and product availability)
- Deliver products to a large and diverse customer base of OEMs and sub-contractors
- Provide value-added services including semi-finished products
- Castle Metals Plus™ - collaborative supply chain management
  - Manage the gap between supplier lead-times and customer demand
  - Manage sub-contractor networks for global OEM customers
  - Ensure supply of constrained specialty metals

Recent Transformation

Diversified End-Markets	• Focused on global, growing markets: Oil and Gas, Aerospace, Mining and Heavy Equipment
Expanded Global Reach	• Expanding our presence in Mexico, Shanghai, Singapore and the UK with facility, equipment and inventory investments, to support growth opportunities
Operating Efficiency	• Consolidated three facilities in 2010; reduced inventory by $40 million in 2010 resulting in more efficient operations
Improved Customer Experience	• Launched Customer Experience improvement initiative in 2010 to develop and enhance our supply chain solutions and value-added processing capabilities.

Recent Transformation Positions Company for Growth

Well-Positioned to Capture Growth Opportunities



$300
$250
$200
$150
$100
$50
$-
70
65
60
55
50
45
40
35
30

	1Q'09	2Q'09	3Q'09	4Q'09	1Q'10	2Q'10	3Q'10	4Q'10	1Q'11	2Q'11
Revenue	$252	$195	$184	$181	$223	$240	$245	$236	$273	$283
PMI	36	42	51	56	59	58	55	58	61	56

- The late-cycle nature of our business classically has lagged the general economic cycle by twelve months
  - > Trough ran from the second quarter of 2009 through the first quarter of 2010
- Expected improvement across most of our end-markets in 2011, including heavy industrial and mining equipment, power generation, commercial aerospace and defense aerospace

Source:: Management uses the Purchaser's Managers Index ("PMI") provided by the Institute of Supply Management for the January 2009-June 2011 PMI numbers and Castle's quarterly revenues for each of the respective interim periods.

Go-To-Market Strategy

Pursuing Profitable and High-Growth End-Markets









Commercial Aerospace

- Ongoing multi-year backlogs at major aircraft manufacturers provide long-term revenue streams
- Airlines forecasting pickup in demand and higher load levels, and additional aircraft product rate increases announced throughout 2010

Defense Aerospace

- Specialty products and supply chain solutions are key deliverables to the Defense industry
- Joint Strike Fighter F-35 contract extended through 2016

Oil & Gas

- Global energy demand drove healthy growth in 2010 and continued its momentum into early 2011
- Strategically positioned to succeed with growing global presence, including Shanghai, Singapore and U.S. Gulf region

Heavy Equipment & Infrastructure

- Funding for capital spending expected to increase as economic recovery continues
- Long-term relationships with the leading global OEMs in this marketplace

Unmatched Experience and Expertise in Key End-Markets

Go-To-Market Strategy

Providing Solutions to Optimize Supply Chain Performance

- Providing unrivaled industry expertise and forecasting capacity to create true strategic partnerships with customers
- Customer collaborations result in verifiable improvements that impact total cost, delivery, quality, and exposure to metal supply
- Focus on material management and improved forecasting supported by our investment in technological enhancements

Go-To-Market Strategy

Case Study: F-35 Joint Strike Fighter (JSF) Program

- Signed six-year contract extension with Lockheed Martin for the F-35 Joint Strike Fighter (JSF) Program through 2016
- Supplier to the platform since inception
- Supplying aluminum plate and cut-to-size aluminum plate products
- Global account with various value-added processing and collaborative supply chain management services
- Value estimated to be at least $250-$300 million range over a six-year term







Blue Chip Customer Base

Serving a Broad Range of Diverse Customers

AIRBUS

SPX

GENERAL DYNAMICS
Electric Boat

Johnson Controls

HALLIBURTON

BOEING

CAT

JOHN DEERE

GE Energy

JOY MINING MACHINERY
A Joy Global Inc. Company

Cessna

BALDOR

LOCKHEED MARTIN

Gulfstream®
A GENERAL DYNAMICS COMPANY

Serving Global OEMs and Thousands of Medium & Smaller-Sized Firms
Over 115 Customers With Sales in Excess of $1.0 million in 2010

Financial Overview

Positioned For Profitable Growth

Revenue *$ in millions*



$1,600
$1,200
$800
$400
$0
$1,501
$813
$944
$463
$555
2008
2009
2010
H1 '10
H1 '11

- H1 2011 revenue up 20% over H1 2010
- Increased activity seen in virtually all targeted end-markets

Positioned For Profitable Growth

ADJUSTED EBITDA*

$ in millions


$120
$100
$80
$60
$40
$20
$0
-$20
$95
$(14)
$17
$6
$22
2008
2009
2010
H1 '10
H1 '11

- Consolidated gross profit margin was 26.2% in H1 2011 compared to 25.0% in H1 2010 reflecting an improved inventory position and improved market conditions

** This slide contains Non-GAAP information, specifically 2008 and 2009 exclude non-cash charges of $58.9 million and $1.4 million, respectively, for goodwill impairment. See "Reg G" in Appendix for a detailed reconciliation.*

Positioned For Profitable Growth


Annual Operating Cash Flows
$ in millions
$60
$40
$20
$0
-$20
-$40
$22
$53
$34
$(17)
2008
2009
2010
H1 '11

$17.0 million of cash used in operating activities is a result of increased investment in working capital to support 20% sales growth YTD June 2011

Balance Sheet Comparison

$ in millions

	06/30/11*	12/31/10
Accounts Receivable	$ 164	$ 128
Inventory	175	131
Other Current Assets	42	52
Total Current Assets	$ 381	$ 311
Accounts Payable	(121)	(72)
Other Current Liabilities	(54)	(44)
Working Capital	$ 206	$ 195
Total Capital	$ 411	$ 382
Debt	(87)	(69)
Equity	$ 324	$ 313

* *Unaudited*

Solid Working Capital Measurements

Inventory Turns – DSI


Days
200
175
150
125
100
75
50
25
0
130
189
143
120
2008
2009
2010
H1 '11

Receivables – DSO


Days
60
50
40
30
20
10
0
47.6
54.8
49.9
48.7
2008
2009
2010
H1 '11

- Ahead of schedule in returning DSI to the historical 120 day level in Q1 2011
- Continued focus on conservative approach to receivables management

Annual ratios are full year averages
H1 ratios are YTD averages

Strong Financial Position

Debt to Total Capital Ratios*



30%
20%
10%
0%
25.2%
21.9%
18.1%
21.1%
2008
2009
2010
2Q11

- Total debt increased from $69.1M at year-end 2010 to $86.7M at Q2 2011
- Increase in debt and decrease in cash is a result of increased investment in inventory and receivables from growth
- $230M credit facility in place through January 2013

** 2008 increase primarily reflects the January 2008 acquisition of Metals UK*

Investment Highlights

- Specialty Product Focus with Value-Added Processing Emphasis
- Strong Alignment with Growing End-Markets, Positioned for Profitable Growth
- Increased Global Presence and Capabilities
- Extensive Supplier Relationships
- Increased Customer Penetration Through Collaborative Supply Chain Solutions
- Experienced Industry Management Team
- Proven Track Record of Performance
- Strong Financial Position


Castle Metals®





APPENDIX

Management Team

Michael H. Goldberg

- President and Chief Executive Officer
- Prior experience includes Executive Vice President of Integris Metals and Executive Vice President of the North American Metals Distribution Group, a division of Rio Algom Ltd

Scott F. Stephens

- VP, CFO and Treasurer
- Prior experience includes Chief Financial Officer of Lawson Products, Inc.

Stephen V. Hooks

- EVP and President Castle Metals & Castle Metals Plate
- Held various positions at the Company including Executive Vice President of A. M. Castle and Chief Operating Officer of Castle Metals

Management Team

Blain Tiffany

- To succeed Stephen Hooks as President Castle Metals & Castle Metals Plate, anticipated 1/1/2012

G. Nicholas Jones

- President Castle Metals Oil & Gas

James Callan

- President Castle Metals Aerospace

Thomas Garrett

- President Total Plastics Inc.

James Phillips

- Managing Director Metals UK Group

Suppliers

Stable supply base values A. M. Castle as a key customer and provides access to specialty metals

Product Category	Supplier
Aluminum	Kaiser Aluminum and Alcoa
Alloy	Timken and Republic
Nickel & Stainless	Allegheny and Special Metals
Carbon	Mittal-Arcelor, Ipsco & Gerdau
Titanium	RTI
Plastics	Cyro Industries/Degussa, Sheffield Plastics/Division of Bayer, and Quadrant Engineered Plastics

Blue Chip Platform Support


F35

A380
Airbus A380

Stryker

Gulfstream V

JSF

Metal Type

- H-T Aluminum Plate
- Titanium
- Alloy
- Stainless
- Nickel

End Market

- Large Commercial Aircraft
- Regional Aircraft
- Military Aerospace
- Business/General Aviation
- Freighter Conversion
- MRO

Key Platforms Supported

- Airbus A318, A319, A320, A321, A330, A380
- Boeing 737, 747, 777, 787
- Bombardier, Embraer
- C-17 C-27, c130, F15, F16, F18, F22
- Joint Strike Fighter (F-35)
- Cessna, Gulfstream, Piper, Raytheon, Mooney
- Aeronavali, Israel Aircraft Industries (747 and 767), Singapore Technologies, Alcoa-SIE
- British Airways, American Airlines, United Airlines
- Commercial Engine Components
- Landing Gear
- Engines

Aerospace Structural Material Usage

- Heat-treated aluminum is the dominant structural material in aircraft fabrication
- Composite usage will increase in certain applications but will not displace Castle Metals Aerospace business



Airbus A380
Wing Schematic
Ribs (3"-7" Plate)
Tubing
A.M. Castle Products – Minimal Composite Substitutions
Spars (Plate/Extrusions)
Stringers (Extrusions)
A.M. Castle Products – Engine Components
Wingskins (Mill-Direct Plate/Sheet)
Primary Composites Substitution

SEC Regulation G
Non-GAAP Reconciliation

The financial measures presented below are not in accordance with, or an alternative for, financial measures presented in accordance with U.S. generally accepted accounting principles (GAAP). The non-GAAP financial information presented herein should be considered supplemental to, and not as a substitute for, or superior to, financial measures calculated in accordance with GAAP.

($ in millions)	1H 2011	1H 2010	2010	2009	2008
Reconciliation of EBITDA to Net Income:					
Net Income (Loss)	$ 6.4	$ (4.2)	$ (5.6)	$ (26.9)	$ (17.1)
Depreciation and Amortization Expense	10.1	10.5	20.6	21.3	23.3
Interest Expense, Net	2.1	2.5	5.0	6.5	9.4
Income Taxes	3.7	(2.8)	(3.1)	(16.3)	20.7
EBITDA	$ 22.3	$ 6.0	$ 16.9	$ (15.4)	$ 36.3
Non-Cash Charges	-	-	-	1.4	58.9
Adjusted EBITDA	$ 22.3	$ 6.0	$ 16.9	$ (14.0)	$ 95.2